UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07732

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  March 31, 2007

Date of reporting period:    September 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


Alliance World Dollar
Government Fund II


SEMI-ANNUAL REPORT

September 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


November 28, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund II (the "Fund") for the semi-annual reporting period ended September 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AWF."

Investment Objective and Policies

This closed-end fund seeks high current income and secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in sovereign debt obligations issued or guaranteed by foreign governments. Up to 35% of the Fund's investments may be comprised of high-yielding, high-risk fixed-income securities issued by U.S. corporations. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 23.

Investment Results

The table on page 5 shows the Fund's performance compared to its new benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and its old benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans and eurobonds. The JPM EMBI Global is a more appropriate index for the Fund because it contains a broader representation of the emerging market debt universe than the JPM EMBI+.

The Fund outperformed its new benchmark, the JPM EMBI Global, for both the six- and 12-month periods ended September 30, 2006. Contributing positively to performance for both periods under review was the Fund's overweight positions in Latin America, particularly Brazil and Argentina. Brazil's stable growth, central bank easing of interest rates and debt buybacks helped support its bond prices. Argentina benefited during both periods under review from the completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top-performing countries within the Fund's index.

Detracting from Fund performance for both the six- and 12-month periods under review was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, shorter maturity bond selection in the country detracted from performance as Argentina's longer duration bonds vastly outperformed. Additionally, defensive positioning relative to U.S. interest rates also hurt performance early in the 12-month period under review.

Leverage had a minimal impact on the Fund's six-month performance relative to its new benchmark, and modestly helped performance for the 12-month period ended September 30, 2006.

Market Review and Investment Strategy

U.S. dollar-denominated emerging market debt posted the strongest returns within the fixed-income sectors of the market for the 12-month period ended September 30, 2006, returning 7.81%, according to the JPM EMBI Global. Dollar reserve accumulation in major


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1


emerging market countries, as well as positive supply-demand technicals, continued to support the sector. However, performance during the 12-month period was uneven. Emerging market debt, along with other fixed-income sectors and the equity market, suffered periods of negative performance in the first half of 2006 due to the cumulative effects of U.S. interest-rate hikes. During the year, the U.S. Federal Reserve (the "Fed") continued to raise official interest rates an additional 1.5% in quarter point increments. Emerging market debt was additionally impacted by political risk as key elections in Peru, Brazil and Ecuador were scheduled.

Emerging market debt, along with other asset classes, bounced back strongly in the third quarter. This rebound was sparked by evidence of a cooling U.S. economy led by a slowdown in the housing market, fading inflation concerns and the first U.S. monetary-policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes.

All 31 emerging market countries represented within the JPM EMBI Global posted positive returns for the 12-month period ended September 30, 2006, with Latin countries, which returned 9.59%, outperforming the non-Latin region, which returned 5.46%. Outperforming countries for the year included Argentina at 22.53%, the Philippines at 16.94% and Brazil at 14.59%. Underperforming countries included Hungary at 1.04%, the Ukraine at 2.25% and Russia at 2.28%. Emerging market spreads tightened 27 basis points during the year to end the reporting period at 208 basis points.

Countries favored during the annual period under review included Brazil, Argentina, Russia, Peru and Panama. Brazil's creditworthiness was enhanced by extensive dollar reserve accumulation and a reduction of its debt-to-gross domestic product (GDP) ratio through the scheduled repurchase of approximately $24 billion (in U.S. dollar terms) of bonds. Brazil's intent to reach investment-grade status was evidenced by improvements in its local debt structure and the central bank's announcement that it will not issue dollar debt through 2008. Moody's Investors Service recently upgraded Brazil's sovereign credit rating from Ba3 to Ba2, placing the country two steps below investment grade. The speed and depth of Brazil's rate cuts in response to declining GDP growth and well-contained inflation also made its debt attractive.

Russia continued to amass tremendous reserves and repaid its entire Paris Club debt. (The Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief and debt cancellation to indebted countries.) The Fund's Global Fixed-Income Emerging Market Investment Team (the "team") also favored Panama as economic fundamentals there improved on all fronts. Panama's economy strengthened, helped by canal-related fees, services and expansion. Panama also continued to be strongly levered to regional and global growth. The team favored Peru due to continued strong growth, low debt and low inflation.


2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Argentina continued to post strong growth during both periods under review with GDP at 7.9% in the second quarter. Exports remained solid with its economy benefiting from soft commodity prices. Within the Fund, Ecuador was underweighted due to rising political risk. Bond prices declined sharply late in the annual reporting period, as the less market-friendly presidential candidate, Rafael Correa, showed strength in pre-election polls. Correa rattled bond markets with statements that he would renegotiate Ecuador's $11 billion in outstanding debt.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund II Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.219.4218. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 40.

Benchmark Disclosure

Neither the unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) nor the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) reflects fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans and eurobonds. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainty in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade (i.e., "junk bonds") and up to 50% in securities that are not readily marketable. These high-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


HISTORICAL PERFORMANCE
(continued from previous page)



                                                            Returns
THE FUND VS. ITS BENCHMARK                         ---------------------------
PERIODS ENDED SEPTEMBER 30, 2006                   6 Months        12 Months
------------------------------------------------------------------------------
  Alliance World Dollar Government Fund II (NAV)     4.66%           8.89%
  J.P. Morgan Emerging Markets Bond Index Global     4.28%           7.81%
  J.P. Morgan Emerging Markets Bond Index Plus       4.34%           8.35%

  The Fund's Market Price per share on September 30, 2006 was $13.04. The Fund's Net Asset Value price per share on September 30, 2006 was $14.67. For additional Financial Highlights, please see page 30.


See Historical Performance and Benchmark Disclosures on previous page.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5


PORTFOLIO SUMMARY
September 30, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $992.6


SECURITY TYPE BREAKDOWN*

o   72.3%   Sovereign Debt Obligations
o   9.3%    Corporate Debt Obligations
o   0.2%    Warrants

o   18.2%   Short -Term


* All data are as of September 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


PORTFOLIO OF INVESTMENTS
September 30, 2006 (unaudited)

                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-85.2%
Argentina-6.1%
Republic of Argentina
  Zero Coupon, 12/15/35(a)                      $      3      $        294
  5.589%, 8/03/12(b)                              33,303        30,722,159
  8.28%, 12/31/33(c)                              27,975        26,954,309
  Series V
  7.00%, 3/28/11                                   2,985         2,872,565
                                                              ------------
                                                                60,549,327
Brazil-14.0%
Federal Republic of Brazil
  7.125%, 1/20/37(c)                              29,261        29,846,219
  8.00%, 1/15/18                                   9,038         9,914,686
  8.25%, 1/20/34                                  39,005        44,855,749
  8.875%, 10/14/19-4/15/24                        16,424        19,639,916
  11.00%, 8/17/40(c)                              26,742        34,831,454
                                                              ------------
                                                               139,088,024
Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                3,204         3,769,506

Colombia-2.2%
Republic of Colombia
  7.375%, 9/18/37                                  1,735         1,756,688
  10.75%, 1/15/13                                  8,057         9,841,626
  11.75%, 2/25/20                                  7,495        10,455,525
                                                              ------------
                                                                22,053,839
Costa Rica-0.4%
Republic of Costa Rica
  8.05%, 1/31/13(d)                                1,888         2,027,712
  8.11%, 2/01/12(d)                                1,745         1,871,513
                                                              ------------
                                                                 3,899,225
Dominican Republic-0.4%
Dominican Republic
  8.625%, 4/20/27(d)                               2,595         2,789,625
  9.50%, 9/27/11(d)                                1,110         1,193,168
                                                              ------------
                                                                 3,982,793
Ecuador-0.7%
Republic of Ecuador
  9.375%, 12/15/15(d)                              2,743         2,667,568
  10.00%, 8/15/30(d)(e)                            5,140         4,764,780
                                                              ------------
                                                                 7,432,348


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
El Salvador-1.1%
Republic of El Salvador
  7.625%, 9/21/34(d)                             $ 2,290      $  2,501,825
  7.65%, 6/15/35(d)                                4,536         4,864,860
  8.50%, 7/25/11(d)                                3,700         4,079,250
                                                              ------------
                                                                11,445,935
Indonesia-1.8%
Republic of Indonesia
  6.75%, 3/10/14(d)                                8,585         8,705,190
  6.875%, 3/09/17(d)                               3,954         4,042,965
  7.25%, 4/20/15(d)                                2,480         2,576,720
  8.50%, 10/12/35(d)                               2,048         2,396,160
                                                              ------------
                                                                17,721,035
Jamaica-0.4%
Government of Jamaica
  9.25%, 10/17/25                                    948         1,010,568
  10.625%, 6/20/17                                 2,332         2,705,120
                                                              ------------
                                                                 3,715,688
Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(d)                               2,475         2,406,938
  10.125%, 8/06/08(d)                              7,501         7,801,040
  11.625%, 5/11/16(d)                              1,114         1,320,090
                                                              ------------
                                                                11,528,068
Malaysia-1.0%
Malaysia
  8.75%, 6/01/09                                   9,420        10,210,272

Mexico-13.8%
United Mexican States
  7.50%, 1/14/12                                   7,400         8,121,500
  8.125%, 12/30/19(c)                             37,200        44,658,599
  11.375%, 9/15/16                                11,110        15,931,740
  Series A
  6.375%, 1/16/13                                  2,782         2,925,273
  6.75%, 9/27/34                                   6,200         6,581,300
  8.00%, 9/24/22                                  37,632        45,026,687
  9.875%, 2/01/10                                 11,800        13,452,000
                                                              ------------
                                                               136,697,099
Nigeria-1.7%
Central Bank of Nigeria
  6.25%, 11/15/20(e)                              17,250        17,250,000


8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------

Panama-3.3%
Republic of Panama
  6.70%, 1/26/36                                 $ 2,728      $  2,728,000
  7.125%, 1/29/26                                  4,794         5,021,715
  7.25%, 3/15/15                                   2,675         2,855,563
  8.875%, 9/30/27                                  6,113         7,564,838
  9.375%, 7/23/12-4/01/29                          6,885         8,375,633
  9.625%, 2/08/11                                  5,206         5,921,825
                                                              ------------
                                                                32,467,574
Peru-2.9%
Republic of Peru
  7.35%, 7/21/25                                   2,097         2,235,402
  8.375%, 5/03/16                                  8,591         9,879,650
  8.75%, 11/21/33(c)                              13,866        16,985,850
  9.875%, 2/06/15                                    157           194,288
                                                              ------------
                                                                29,295,190
Philippines-7.3%
Republic of Philippines
  7.75%, 1/14/31                                   6,378         6,656,719
  8.00%, 1/15/16                                     603           661,793
  8.25%, 1/15/14(c)                               12,842        13,981,728
  8.375%, 2/15/11                                    684           734,616
  8.875%, 3/17/15(c)                              17,505        19,911,938
  9.00%, 2/15/13                                   2,829         3,179,796
  9.50%, 10/21/24-2/02/30                          4,650         5,714,850
  9.875%, 1/15/19                                 14,521        17,918,914
  10.625%, 3/16/25(c)                              2,765         3,681,598
                                                              ------------
                                                                72,441,952
Russia-13.3%
Russian Federation
  5.00%, 3/31/30(d)(e)                            46,941        52,291,716
  11.00%, 7/24/18(d)                               4,340         6,225,730

Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                  70,752        67,921,919
  Series VII
  3.00%, 5/14/11                                   5,870         5,253,650
                                                              ------------
                                                               131,693,015
Turkey-4.4%
Republic of Turkey
  6.875%, 3/17/36                                 18,028        16,405,480
  7.00%, 6/05/20(c)                               12,100        11,706,750
  7.375%, 2/05/25                                  2,142         2,115,225
  8.00%, 2/14/34                                     900           929,250
  11.00%, 1/14/13                                  5,500         6,622,000
  11.875%, 1/15/30(c)                              3,935         5,804,125
                                                              ------------
                                                                43,582,830




ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
Ukraine-0.7%
Government of Ukraine
  7.65%, 6/11/13(d)                              $ 4,970      $  5,230,925
  11.00%, 3/15/07(d)                               1,872         1,911,177
                                                              ------------
                                                                 7,142,102
Uruguay-1.7%
Republic of Uruguay
  6.875%, 1/15/33(f)                               4,289         4,438,672
  7.50%, 3/15/15                                   3,691         3,853,404
  8.00%, 11/18/22                                  3,865         4,077,575
  9.25%, 5/17/17                                   3,488         4,077,472
                                                              ------------
                                                                16,447,123
Venezuela-6.4%
Republic of Venezuela
  5.75%, 2/26/16                                   3,751         3,432,165
  6.511%, 4/20/11(b)(d)                            3,050         3,019,500
  7.00%, 12/01/18(d)                               3,540         3,495,750
  8.50%, 10/08/14                                  5,081         5,627,208
  9.25%, 9/15/27(c)                               13,981        17,021,868
  10.75%, 9/19/13                                 19,646        24,017,235
  13.625%, 8/15/18                                 4,499         6,681,015
                                                              ------------
                                                                63,294,741

Total Sovereign Debt Obligations
  (cost $779,278,290)                                          845,707,686
                                                              ------------
CORPORATE DEBT OBLIGATIONS-11.0%
Brazil-0.3%
Banco BMG, SA
  9.15%, 1/15/16(d)                                3,300         3,312,375

Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(d)                               4,731         4,187,067

Indonesia-0.5%
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                 4,800         5,088,000

Jamaica-0.4%
Digicel Ltd.
  9.25%, 9/01/12(d)                                3,416         3,544,100

Kazakhstan-0.8%
ALB Finance BV
  9.25%, 9/25/13(d)                                1,885         1,868,506
Kazkommerts International BV
  8.50%, 4/16/13(d)                                3,000         3,157,500
TengizChevroil Finance Co.
  6.124%, 11/15/14(d)                              2,569         2,543,310
                                                              ------------
                                                                 7,569,316


10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
Mexico-0.3%
Monterrey Power SA de CV
  9.625%, 11/15/09(d)                            $ 2,526        $2,832,958

Panama-0.3%
AES El Salvador Trust
  6.75%, 2/01/16(d)                                3,100         3,061,107

People's Republic of China-0.4%
Choada Modern Agricultural Holdings Ltd.
  7.75%, 2/08/10(d)                                3,876         3,730,650

Peru-0.5%
IIRSA Norte Finance Ltd.
  8.75%, 5/30/24(d)                                1,650         1,703,625
Southern Copper Corp.
  7.50%, 7/27/35                                   3,000         3,139,842
                                                              ------------
                                                                4,843,467
Romania-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10                                  3,075         3,447,844

Russia-6.3%
Alfa Bond Issuance PLC (OJC Alfa Bank)
  8.625%, 12/09/15(a)                              2,360         2,361,180
Citigroup (JSC Severstal)
  9.25%, 4/19/14(d)                                2,256         2,397,632
Evraz Group, SA
  8.25%, 11/10/15(d)                               3,933         3,942,833
Gallery Capital, SA
  10.125%, 5/15/13(d)                              1,667         1,616,990
Gazprombank
  6.50%, 9/23/15                                   1,950         1,901,250
Gazprom Oao
  9.625%, 3/01/13(d)                              27,760        32,826,199
Gazstream, SA
  5.625%, 7/22/13(d)                               1,799         1,782,476
Mobile Telesystems Finance
  9.75%, 1/30/08(d)                                5,390         5,599,790
Russian Standard Finance
  7.50%, 10/07/10(d)                               3,412         3,309,640
TNK-BP Finance, SA
  7.50%, 7/18/16(d)                                5,777         6,028,568
Tyumen Oil
  11.00%, 11/06/07(d)                              1,075         1,129,288
                                                              ------------
                                                                62,895,846
South Korea-0.1%
C&M Finance Ltd.
  8.10%, 2/01/16(d)                                1,405         1,376,900


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
---------------------------------------------------------------------------
Ukraine-0.3%
Kyivstar
  7.75%, 4/27/12(d)                              $   900      $    911,250
  10.375%, 8/17/09(d)                              1,800         1,956,600
                                                              ------------
                                                                 2,867,850
                                                              ------------
Total Corporate Debt Obligations
  (cost $107,352,879)                                          108,757,480
                                                              ------------
WARRANTS(g)-0.2%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                      9,500         1,900,000
Republic of Venezuela
  Warrants, expiring 4/15/20                      25,000                -0-

Total Warrants
  (cost $0)                                                      1,900,000

SHORT-TERM INVESTMENTS-21.4%
Time Deposits-21.4%
Societe Generale
  5.32%, 10/02/06                               $211,900       211,900,000
The Bank of New York
  4.25%, 10/02/06                                  1,065         1,065,000
                                                              ------------
Total Short-Term Investments
  (cost $212,965,000)                                          212,965,000
                                                              ------------
Total Investments-117.8%
  (cost $1,099,596,169)                                      1,169,330,166
Other assets less liabilities-(17.8%)                        (176,698,467)
                                                              ------------
Net Assets-100%                                               $992,631,699
                                                              ------------


12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                              Notional
Swap Counterparty &            Amount    Interest  Termination    Unrealized
Referenced Obligation(s)       (000)       Rate        Date      Appreciation
-----------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13               $ 3,075      0.50%     11/26/13        $3,290
JPMorgan Chase & Co.
  Republic of Hungary
  4.75%, 2/03/15                11,300      0.30      10/20/15       247,911
Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30               19,047      1.98       4/20/07       353,294
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30               18,840      3.09       8/20/10     1,400,563
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                8,600      1.13       1/20/07        42,368
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25               4,070      4.95       3/20/09       387,544
Credit Suisse First Boston
  Federal Republic of Brazil
  12.25%, 3/06/30                5,800      6.90       6/20/07       390,240
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                13,570      3.17      10/20/15       890,788
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30               19,047      1.90       4/20/07       337,853
JPMorgan Chase & Co.
  Gazprom Oao
  5.875%-10.50%
  4/25/07-6/01/15               12,210      1.04      10/20/10       104,420
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27               7,200     17.75       2/13/08     1,840,956


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13


REVERSE REPURCHASE AGREEMENTS (see Note C)


                                Interest
Broker                            Rate          Maturity           Amount
--------------------------------------------------------------------------
JPMorgan Chase & Co.               1.85%        12/29/06      $  5,814,561
JPMorgan Chase & Co.               3.05         12/29/06         5,097,231
JPMorgan Chase & Co.               4.50         12/29/06         2,039,676
JPMorgan Chase & Co.               4.65         12/29/06        17,211,042
JPMorgan Chase & Co.               4.75         12/29/06        38,066,154
JPMorgan Chase & Co.               5.00         12/29/06        35,892,340
JPMorgan Chase & Co.               5.15         12/29/06        27,199,130
UBS AG London                      5.10         12/29/06        64,681,596
UBS AG London                      5.15         12/29/06         5,016,968
                                                              $201,018,698



(a)  Variable rate coupon, rate shown as of September 30, 2006.

(b) Floating rate security, stated interest rate in effect at September 30, 2006.

(c) Positions, or positions thereof, with an aggregate market value of $203,954,048 have been segregated to collateralize reverse repurchase agreements.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $224,773,072 or 22.6% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2006.

(f)  Pay-In-Kind Payment (PIK).

(g)  Non-income producing security.

  See notes to financial statements.


14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006 (unaudited)


Assets
Investments in securities, at value (cost $1,099,596,169)    $1,169,330,166
Cash                                                              1,326,738
Unrealized appreciation of swap contracts                         5,999,227
Interest receivable                                              15,559,059
Receivable for investment securities sold                        11,255,665

Total assets                                                  1,203,470,855
                                                              -------------
Liabilities
Reverse repurchase agreements                                   201,018,698
Payable for investment securities purchased                       8,003,880
Advisory fee payable                                                902,115
Administrative fee payable                                           34,952
Accrued expenses                                                    879,511

Total liabilities                                               210,839,156
Net Assets                                                     $992,631,699
                                                              -------------
Composition of Net Assets
Capital stock, at par                                              $676,487
Additional paid-in capital                                      915,684,316
Undistributed net investment income                               1,804,692
Accumulated net realized loss on investment transactions         (1,267,020)
Net unrealized appreciation of investments                       75,733,224
                                                               $992,631,699
                                                              -------------
Net Asset Value Per Share--100 million shares of capital stock authorized, $.01 par value
  (based on 67,648,715 shares outstanding)                          $14.67
                                                              -------------


See notes to financial statements.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15


STATEMENT OF OPERATIONS
Six Months Ended September 30, 2006 (unaudited)

Investment Income
Interest                                                  $ 38,887,235
Expenses
Advisory fee                                 $4,402,543
Printing                                        564,976
Custodian                                       325,879
Administrative                                   53,400
Audit                                            41,328
Registration                                     30,205
Legal                                            28,796
Directors' fees                                  23,121
Transfer agency                                  19,333
Miscellaneous                                    21,166
Total expenses before interest expense        5,510,747
Interest expense                              2,955,007
Total expenses                                               8,465,754
Net investment income                                       30,421,481
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
  Investment transactions                                   16,476,081
  Swap contracts                                             1,058,543
Net change in unrealized
  appreciation/depreciation of:
  Investments                                               (7,460,244)
  Swap contracts                                              (499,591)
Net gain on investment transactions                          9,574,789
Net Increase in Net Assets from
  Operations                                               $39,996,270



See notes to financial statements.


16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                         Six Months Ended
                                           September 30,         Year Ended
                                                2006              March 31,
                                            (unaudited)             2006
---------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                       $30,421,481          $60,798,214
Net realized gain on investment
  transactions                               17,534,624           63,847,079
Net change in unrealized
  appreciation/depreciation of
  investments                                (7,959,835)           2,951,812
Net increase in net assets from
  operations                                 39,996,270          127,597,105
Dividends to Shareholders from
Net investment income                       (31,152,235)         (60,647,076)
Total increase                                8,844,035           66,950,029
Net Assets
Beginning of period                         983,787,664          916,837,635
End of period (including undistributed net
  investment income of $1,804,692 and
  $2,535,446, respectively)                $992,631,699         $983,787,664


See notes to financial statements.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17


NOTES TO FINANCIAL STATEMENTS
September 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the Administration Agreement in effect until October 1, 2005, the Fund paid the Adviser an administrative fee of .15% of the Fund's average weekly net assets. Effective that date pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed the prior fee of .15% of average weekly net assets. For the six months ended September 30, 2006, the Fund paid the Adviser $53,400 for its administrative services, representing .01% of the Fund's average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2006, there was no reimbursement paid to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2006, were as follows:

                                                 Purchases            Sales
                                             --------------    --------------
Investment securities (excluding
  U.S. government securities)                $ 261,217,083     $  232,607,786
  U.S. government securities                            -0-                -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation                                   $  73,053,835
Gross unrealized depreciation                                      (3,319,838)
Net unrealized appreciation                                      $ 69,733,997


20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

For the six months ended September 30, 2006, the Fund had no transactions in written options.

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21


a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $108,384,000, with net unrealized appreciation of $5,748,026 and terms ranging from 4 months to 9 years, as reflected in the portfolio of investments.


22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At September 30, 2006, the fund had no Buy Contracts outstanding with the same referenced obligations and same counterparties as Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended September 30, 2006, the average amount of reverse repurchase agreements outstanding was $122,376,688 and the daily weighted average interest rate was 4.26%.

NOTE D

Capital Stock

During the six months ended September 30, 2006 and the year ended March 31, 2006, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23


which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.


24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending March 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2006 and March 31, 2005 were as follows:

                                                   2006              2005
                                             --------------    --------------
Distributions paid from:
  Ordinary income                             $  60,647,076     $  56,250,387
                                             --------------    --------------
Total taxable distributions                      60,647,076        56,250,387
Total distributions paid                      $  60,647,076     $  56,250,387
                                             --------------    --------------

As of March 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   9,291,039
Accumulated capital and other losses                            (17,972,214)(a)
Unrealized appreciation/(depreciation)                           76,108,036(b)
Total accumulated earnings/(deficit)                          $  67,426,861

(a) On March 31, 2006, the Fund had a net capital loss carryforward of $17,972,214 which will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $59,708,327.

(b The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25


the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

 (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27


AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Six Months
                                                 Ended
                                          September 30,                       Year Ended March 31,
                                                  2006   ---------------------------------------------------------------
                                            (unaudited)     2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.54        $13.55       $13.59        $11.42        $10.58       $10.37
Income From Investment
  Operations
Net investment income(b)                         .45           .90          .87           .99          1.07         1.32
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .14           .99         (.08)         2.36           .83          .19
Net increase in net asset
  value from operations                          .59          1.89          .79          3.35          1.90         1.51
Less: Dividends
Dividends from net
  investment income                             (.46)         (.90)        (.83)        (1.18)        (1.06)       (1.30)
Net asset value, end of period                $14.67        $14.54       $13.55        $13.59        $11.42       $10.58
Market value, end of period                   $13.04        $12.59       $11.80        $12.91        $10.91       $10.32
Discount                                      (11.11)%      (13.41)%     (12.92)%       (5.00)%       (4.47)%      (2.46)%
Total Return
Total investment return based on:(c)
  Market value                                  7.44%        14.62%       (1.96)%       29.27%        17.72%       27.02%
  Net asset value                               4.66%        15.28%        6.94%        30.01%        20.20%       16.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $992,632      $983,788     $916,838      $919,453      $889,435     $823,753
Ratio to average net assets of:
  Expenses                                      1.73%(d)      1.23%        1.30%         1.29%         1.49%        1.88%
  Expenses, excluding
    interest expense                            1.13%(d)      1.15%        1.28%         1.25%         1.35%        1.29%
  Net investment income                         6.22%(d)      6.33%        6.50%         7.65%        10.53%       12.69%
Portfolio turnover rate                           25%           79%         147%          158%          121%         178%



See footnote summary on page 31.


30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Financial Highlights

(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

AllianceBernstein, L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI02940-3010

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications - As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 33


   8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

   10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

   11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

   12.   the terms of the Advisory Agreement; and

   13.   the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement, and to the Administrator pursuant to the Administration Agreement, are appropriate) were separately discussed by the directors.


34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the following services: (a) oversees the determination and publication of the Fund's net asset value; (b) oversees the maintenance of the books and records of the Fund; (c) arranges for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) prepares the Fund's federal, state and local income tax returns; (e) prepares the financial information for the Fund's proxy statements and reports to shareholders; (f) prepares the Fund's periodic financial and other reports to regulatory agencies; (g) responds to or refers, as appropriate, shareholder inquiries; (h) coordinates audit examinations; and
(i) conducts asset maintenance tests and prepares related reports. With respect to (g) the directors noted that the Fund pays AllianceBernstein Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35


Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.
Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.


36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to other funds in the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception July 1993) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index Global (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year periods (information was not available for the since inception period). The directors noted that in the Lipper Average comparison (13 funds in the YTD period, including the Fund and Alliance World Dollar Government Fund, Inc., another closed-end fund advised by the Adviser), the Fund's performance was somewhat above the Lipper median in the YTD and since inception periods, materially above the Lipper median in the 5- and 10-year periods, somewhat below the Lipper median in the 1-year period and materially below the Lipper median in the 3-year period, and that the Fund's calendar year performance was significantly above the Lipper median in 2002 and 2005, slightly above the Lipper median in 2003, materially above the Lipper median in 1997, 1999 and 2000, somewhat below the Lipper median in 2004 and significantly below the Lipper median in 1996, 1998 and 2001. The directors further noted that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General ("NYAG"), the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds) and that the open-end funds had benefited from such reductions since 2004. The directors noted that the Fund's contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser,


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37


and that the Fund's fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that, at their September 14 and 16, 2005 meeting, the directors considered and approved the Adviser's proposal, in response to the directors' request for advisory and administration fee reductions, to amend the Advisory Agreement effective October 1, 2005 to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator's proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., emerging market fixed income). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

In evaluating the Adviser's proposal, the directors took into account the fact that the Fund utilizes leverage and that as a result the Fund assets that the Adviser invests and reinvests are materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an


38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio provided by the Adviser assuming the new lower contractual advisory and administration fees effective October 1, 2005 had been in effect throughout fiscal 2006. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 91.1 basis points (the pro forma combined advisory and administration fees paid under the Advisory and Administration Agreements) were materially lower than the Expense Group and Expense Universe medians. The directors also noted that the Fund's pro forma total expense ratio (which, they noted, benefited from the Fund's relatively large size) was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. In this regard the directors took account of the fact that it was proposed that the Fund's net assets be increased modestly by the acquisition of a much smaller fund, Alliance World Dollar Government Fund, Inc.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 39


SUMMARY OF GENERAL INFORMATION

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 41


NOTES

42 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


NOTES


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 43


NOTES


44 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

AWDGFII-0152-0906


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------
12 (b) (1)         Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)         Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund II, Inc.,

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: November 28, 2006

By:   /s/ Joseph J. Mantineo
      -----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: November 28, 2006